UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2022

VERIS RESIDENTIAL, INC.

(Exact name of registrant as specified in charter)

Maryland	1-13274	22-3305147
(State or other jurisdiction of incorporation)	Commission File number	(I.R.S. Employer Identification Number)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, NJ 07311

(Address of principal executive offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

VERIS RESIDENTIAL, L.P.

(Exact name of registrant as specified in charter)

Maryland	333-57103	22-3315804
(State or other jurisdiction of incorporation)	Commission File number	(I.R.S. Employer Identification Number)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, NJ 07311

(Address of principal executive offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	VRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 31, 2022, Veris Residential, Inc., a Maryland corporation (the “Company”) and the general partner of Veris Residential, L.P. (“Veris LP”, and together with the Company, the “Registrants”), announced that the Company’s Board of Directors had appointed Taryn Fielder as Executive Vice President, General Counsel and Secretary of the Company and Jeffrey Turkanis as Executive Vice President and Chief Investment Officer of the Company. The appointment of Ms. Fielder is effective as of April 18, 2022 and the appointment of Mr. Turkanis is effective as of April 4, 2022.

Effective April 1, 2022, the Company has terminated the employment of its Executive Vice President and Chief Investment Officer Ricardo Cardoso and effective April 15, 2022 the employment of its Executive Vice President, General Counsel and Secretary Gary T. Wagner. The Company may enter into transition consulting agreements with Mr. Cardoso and Mr. Wagner if it is determined to be appropriate.

As previously announced, Ms. Amanda Lombard will assume the role of principal financial officer of the Company effective April 1, 2022. In connection with her assumption of that role, the Company and Ms. Lombard have amended and restated her existing employment agreement with the Company to (i) memorialize that new role, (ii) increase her target and maximum annual bonus from 75% and 100% of base salary, respectively, to 100% and 150% of base salary, (iii) provide that her previously contemplated sign-on equity incentive grant may be made as late as April 30, 2022 rather than March 31, 2022, (iv) increase her severance generally from 1x the sum of base salary and bonus upon a qualifying termination of employment to a 1.5x multiple (1.5x to 2.0x if the termination is in connection with a change in control of the Company), and (v) provide that her existing non-compete obligations will not apply if she is terminated without “cause” following the expiration of the term of the amended and restated agreement following the Company’s nonrenewal of the agreement unless the Company elects to pay her the severance that would have been due upon a qualifying termination during the term. The foregoing summary of the changes incorporated into Ms. Lombard’s amended and restated employment agreement does not purport to be complete and is qualified in its entirety by the full text of the amended and restated agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 31, 2022, the Company issued a press release announcing the appointments of Taryn Fielder as its Executive Vice President, General Counsel and Secretary and Jeffrey Turkanis as its Executive Vice President and Chief Investment Officer, and announcing the departures of Messrs. Wagner and Cardoso. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is furnished herewith.

Limitation of Incorporation by Reference

The press release furnished pursuant to Item 7.01 of this Form 8-K (Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. Furthermore, the press release shall not be deemed to be incorporated by reference into any Company filing under the Securities Act of 1933, as amended, or the Exchange Act.

Cautionary Statements

This Current Report on Form 8-K, including the exhibits furnished herewith, contains “forward-looking statements” within the meaning of Section 21E of the Exchange Act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “project,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue” or comparable terminology. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements. Unless required by U.S. federal securities laws, we do not intend to update any of the forward-looking statements to reflect circumstances or events that occur after the statements are made or to conform the statements to actual results. The information contained in this Current Report on Form 8-K, including the exhibit filed herewith, should be viewed in conjunction with the consolidated financial statements and notes thereto appearing in the Registrants’ Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amended and Restated Executive Employment Agreement, dated March 28, 2022.
99.1	Press Release dated March 31, 2022 issued by the Company.
104.1	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalves by the undersigned hereunto duly authorized.

VERIS RESIDENTIAL, INC.

Date: March 31, 2022	By:	/s/ Mahbod Nia
	Name:	Mahbod Nia
	Title:	Chief Executive Officer

VERIS RESIDENTIAL, L.P.

By:	Veris Residential, Inc.,
its general partner

	By:	/s/ Mahbod Nia
Name: Mahbod Nia
Title: Chief Executive Officer